SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C.  20549

                             FORM 8-K

                          CURRENT REPORT

                  Pursuant to Section 13 or 15(d)
              of the Securities Exchange Act of 1934



                      NOVEMBER    1,    1995
                 (Date of earliest event reported)


         PROGRESS   FINANCIAL    CORPORATION
      (Exact name of registrant as specified in its charter)


DELAWARE                                0-14815                25-2413363
(State or other jurisdiction     (Commission File Number)   (IRS Employer
of incorporation)                                          Identification No.)


600 WEST GERMANTOWN PIKE, PLYMOUTH MEETING, PENNSYLVANIA       19462-1060
(Address of principal executive offices)                       (Zip Code)


                                            (610) 825-8800
       (Registrant's telephone number, including area code)


                                                        NOT      APPLICABLE
(Former name, former address and former fiscal year, if changed since last report)

ITEM 5.   OTHER EVENTS

     Progress Financial Corporation (the "Registrant" or "Progress Financial"), its wholly owned subsidiary, Progress Federal Savings Bank ("Progress Federal"), FJF Financial, M.H.C. ("FJF Financial"), and FJF Financial's majority-owned subsidiary, Roxborough-Manayunk Federal Savings Bank ("Roxborough-Manayunk"), announced on November 1, 1995 the termination of the Agreement and Plan of Reorganization, dated as of May 24, 1995, as amended on August 7, 1995 ("Agreement"), pursuant to which, among other things, Progress Federal was to merge with and into Roxborough-Manayunk. A copy of the joint press release of Progress Financial and Roxborough-Manayunk, dated November 1, 1995, is included as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 7.   FINANCIAL   STATEMENTS,   PRO  FORMA  FINANCIAL  INFORMATION  AND
EXHIBITS

     (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

          Not applicable.

     (b)  PRO FORMA FINANCIAL INFORMATION

          Not applicable.

     (c)  EXHIBITS

          99.1 Press Release, dated November 1, 1995.

          99.2 Termination Agreement, dated November 1, 1995

                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              PROGRESS FINANCIAL CORPORATION



Date:  November 3, 1995       By:  /S/ W. KIRK WYCOFF
                                    W. Kirk Wycoff
                                    President and Chief Executive Officer

                           EXHIBIT 99.1

NEWS RELEASE

Contact:  W. Kirk Wycoff, President and Chief Executive Officer
          Progress Financial Corproation
          600 West Germantown Pike
          Plymouth Meeting, Pennsylvania  19462
          (610) 825-8800, ext. 200

          John F. McGill, Sr., President and Chief Executive Officer Roxborough-Manayunk Federal Savings Bank
          6060 Ridge Avenue
          Philadelphia, Pennsylvania  19128
          (215) 483-2800


PROGRESS FINANCIAL CORPORATION AND ROXBOROUGH-MANAYUNK FEDERAL SAVINGS BANK ANNOUNCE TERMINATION OF AGREEMENT AND PLAN OF REORGANIZATION

     Plymouth Meeting, Pennsylvania; Philadelphia, Pennsylvania; November 1, 1995 -- Progress Financial Corporation (the "Company") and Roxborough-Manayunk Federal Savings Bank ("Roxborough-Manayunk") announced today the termination of the Agreement and Plan of Reorganization, dated as of May 24, 1995, as amended on August 7, 1995 ("Agreement"), pursuant to which, among other things, the Company's principal subsidiary, Progress Federal Savings Bank, was to merge with Roxborough-Manayunk. W. Kirk Wycoff, the President and Chief Executive Officer of the Company, stated that "due to the uniqueness of the transaction, the Company and Roxborough-Manayunk were experiencing delays in obtaining all necessary regulatory approvals. While the parties expected to eventually receive such approvals if the Agreement was revised, the applicable regulatory authorities were requiring the Company to agree to issue under certain circumstances more of its common stock in the transaction than originally intended. When considered in light of the recent improvement in the Company's earnings and capital position, the additional stock that may have been required to be issued would have resulted in more dilution to the Company's existing stockholders than the Board of Directors of the Company was prepared to authorize. As a result, the Company and Roxborough-Manayunk have mutually agreed to terminate the Agreement."

                           EXHIBIT 99.2

                       TERMINATION AGREEMENT

     WHEREAS, on May 24, 1995, Progress Financial Corporation (the "Corporation"), a Delaware corporation, Progress Federal Savings Bank ("Progress"), a federally chartered stock savings bank and wholly owned subsidiary of the Corporation, FJF Financial, M.H.C. (the "Mutual Holding Company"), a federally chartered mutual holding company, and Roxborough-Manayunk Federal Savings Bank ("Roxborough-Manayunk"), a federally chartered stock savings bank and majority owned subsidiary of the Mutual Holding Company, entered into an Agreement and Plan of Reorganization, as amended on August 7, 1995 (the "Agreement");

     WHEREAS, pursuant to the Agreement, it was contemplated that (i) the Mutual Holding Company would convert from the mutual form to a federal interim stock savings bank and merge with and into Roxborough-Manayunk;
(ii) Progress would merge with and into Roxborough-Manayunk, with Roxborough-Manayunk to be the resulting institution; (iii) each share of common stock of Roxborough-Manayunk (other than dissenting shares and other than shares held by the Mutual Holding Company) would be converted into and represent the right to receive shares of common stock of the Corporation, subject to a specified exchange ratio; and (iv) the Corporation would offer additional shares of its common stock to certain depositors and borrowers of Roxborough-Manayunk as of specified record dates, certain tax-qualified employee benefit plans, stockholders of Roxborough-Manayunk and the Corporation and certain members of the general public (collectively, the Conversion and the Merger");

     WHEREAS, pursuant to the Agreement, the Conversion and the Merger is subject to, among other things, the receipt of all necessary regulatory approvals;

     WHEREAS, the parties have determined that the regulatory approvals specified in Sections 1.05(i), (ii) and (iii) of the Agreement are unlikely to be obtained by December 31, 1995 unless certain revisions are made to the Agreement;

     WHEREAS, such revisions are not acceptable to the Corporation and Progress; and

     WHEREAS, such regulatory approvals are a condition to each of the parties' obligations pursuant to Section 5.01(i) of the Agreement.

     NOW, THEREFORE, the Corporation, Progress, the Mutual Holding Company and Roxborough-Manayunk do hereby mutually agree, intending to be legally bound, as follows:

     1.   The   Corporation,  Progress,  the  Mutual  Holding  Company  and
Roxborough-Manayunk hereby mutually agree to terminate the Agreement pursuant to Section 6.01(a) of the Agreement.

     2. As a result of the termination of the Agreement, the Corporation, Progress, the Mutual Holding Company and Roxborough-Manayunk hereby agree that the costs and expenses of the Conversion and the Merger shall be borne by the parties in accordance with the first sentence of Section 7.01 of the Agreement.

     3. This Termination Agreement may be executed in any number of counterparts, each of which when executed shall be deemed to be an original, and all of such counterparts shall together constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Termination Agreement to be executed by their duly authorized officers as of this 1st day of November 1995.

                                 PROGRESS FINANCIAL CORPORATION



                                 By:  /S/ W. KIRK WYCOFF
                                      W. Kirk Wycoff
                                      President and Chief Executive
                                        Officer


                                 PROGRESS FEDERAL SAVINGS BANK



                                 By:  /S/ W. KIRK WYCOFF
                                      W. Kirk Wycoff
                                      President and Chief Executive
                                        Officer


                                 FJF FINANCIAL, M.H.C.



                                 By:  /S/ JOHN F. MCGILL, SR.
                                      John F. McGill, Sr.
                                      President and Chief Executive
                                        Officer


                                 ROXBOROUGH-MANAYUNK FEDERAL
                                   SAVINGS BANK



                                 By:  /S/ JOHN F. MCGILL, SR.
                                      John F. McGill, Sr.
                                      President and Chief Executive
                                        Officer